abrdn Funds
(the “Trust”)

abrdn Ultra Short Municipal Income Fund
(the “Fund”)

Supplement dated March 6, 2026 to the Fund’s Statutory Prospectus dated February 28, 2026 (the “Prospectus”), as supplemented to date

Effective February 28, 2026, under “Summary – abrdn Ultra Short Municipal Income Fund”, the expense table in the “Fees and Expenses of the Fund” section on page 68 of the Prospectus is replaced in its entirety by the following:

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class A1 Shares		Institutional Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	None	0.50%		None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	0.25	%(1)	None
Small Account Fee (2)	$20	$20		$20

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees (3)	0.30%	0.30%	0.30%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	None
Other Expenses	0.29%	0.19%	0.27%
Total Annual Fund Operating Expenses	0.84%	0.74%	0.57%
Less: Amount of Fee Limitations/Expense Reimbursements (4)	0.14%	0.04%	0.12%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	0.70%	0.70%	0.45%

(1) Unless you are otherwise eligible to purchase Class A1 shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 0.25% will be charged on Class A1 shares redeemed within 12 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.

(2) Accounts with balances below $1,000 are generally subject to a $5 quarterly fee (with an annual maximum of $20 per account). Shares from such accounts are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses.

(3) Management fees have been restated to reflect current fees as a result of a reduction in the Fund’s contractual management fee rate effective October 17, 2025.

(4) abrdn Funds (the “Trust”) and abrdn Inc. (the “Adviser”) have entered into a written contract limiting operating expenses to 0.70% for Class A shares, 0.70% for Class A1 shares and 0.45% for Institutional Class shares. This contractual limitation may not be terminated without the approval of the Independent Trustees before February 28, 2027. This limit includes Rule 12b-1 Fees, but excludes certain expenses, including any interest, brokerage commissions, expenses incurred indirectly by the Fund as a result of investments in other investment companies and pooled investment vehicles (“acquired fund fees and expenses” or “AFFE”) (but includes AFFE for affiliated investment vehicles managed by the Adviser), and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.

Please retain this supplement for future reference.